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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 6, 2000


                          DOW JONES & COMPANY, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                     1-7564                  13-5034940
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification No.)

200 Liberty Street, New York, New York                              10281
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 416-2000



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Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits (furnished pursuant to Item 9)

                 99.1   Press Release, December 6, 2000.

                 99.2 Script of Peter Kann's Prepared Remarks at The UBS Warburg Media Conference and The
                        Second Annual CSFB Media Week Conference,
                        December 6, 2000.


Item 9.    Regulation FD Disclosure.

          The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.



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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DOW JONES & COMPANY, INC.




Date:  December 6, 2000                     By: /s/ Christopher W. Vieth
                                               -------------------------
                                                  Christopher W. Vieth
                                                       Comptroller
                                               (Chief Accounting Officer)





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                                EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1         Press Release, December 6, 2000.

   99.2 Script of Peter Kann's Prepared Remarks at The UBS Warburg Media Conference and The Second Annual CSFB Media Week Conference, December 6, 2000.